

Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                           May 31, 2000
Current Due Period Ending                            Jun 30, 2000
Prior Distribution Date                              Jun 14, 2000
Distribution Date                                    Jul 14, 2000


Beginning Trust Principal Receivables             4,131,422,050.0
                                                                6
Average Principal Receivables                     4,131,293,701.2
                                                                5
FC&A Collections (Includes Recoveries)              71,964,318.63
Principal Collections                              123,101,347.90
Additional Balances                                 47,128,338.37
Net Principal Collections                           75,973,009.53
Defaulted Amount                                    28,523,095.74
Miscellaneous Payments                                       0.00
Principal Recoveries                                 4,328,779.00

Beginning Participation Invested Amount            282,984,949.26
Beginning Participation Unpaid Principal Balance   282,984,949.26
Ending Participation Invested Amount               275,827,185.33
Ending Participation Unpaid Principal Balance      275,827,185.33

Accelerated Amortization Date                        Oct 15, 2000
Is it the Accelerated Amortization Period?  0=No                0

OC Balance as % of Ending Participation Invested           9.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                   0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  282,984,949.26
Numerator for Fixed Allocation                     290,364,433.33
Denominator - Max(Sum of Numerators, Principal    4,131,293,701.2
Receivables)                                                    5
Applicable Allocation Percentage                          6.8498%
Investor FC&A Collections                            4,929,404.81

Series Participation Interest Default Amount
Numerator for Floating Allocation                  282,984,949.26
Denominator - Max(Sum of Numerators, Principal    4,131,293,701.2
Receivables)                                                    5
Floating Allocation Percentage                            6.8498%
Series Participation Interest Default Amount         1,953,772.20


Principal Allocation Components
Numerator for Floating Allocation                  282,984,949.26
Numerator for Fixed Allocation                     290,364,433.33
Denominator - Max(Sum of Numerators, Principal    4,131,293,701.2
Receivables)                                                    5


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through            8.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                8.0000%
(c) Rate Sufficient to Cover Interest, Yield and          7.0822%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           282,984,949.26
Principal Balance
(e) Actual days in the Interest Period                         30
Series Participation Monthly Interest, [a*d*e]       1,886,566.33



Series Participation Interest Interest Shortfall             0.00
Previous Series Participation Interest Interest              0.00
Shortfall

Additional Interest                                          0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]    7,157,763.93

(a) Investor Principal Collections, [Max(b,h) or     5,203,991.73
e]
(b) prior to Accelerated Amort. Date or not Early    5,203,991.73
Amort. Period, [c*d]
(c) Floating Allocation Percentage                        6.8498%
(d) Net Principal Collections                       75,973,009.53
(e) after Accelerated Amort Date or Early Amort      8,652,072.62
Period, [f*g]
(f) Fixed Allocation Percentage                           7.0284%
(g) Collections of Principal
                                                   123,101,347.90

(h) Minimum Principal Amount, [Min(i,l)]             3,139,956.89
(i)  Floating Allocation Percentage of Principal     8,432,184.01
Collections
(j)  1.8% of the Series Participation Interest       5,093,729.09
Invested Amount
(k) Series Participation Interest Net Default        1,953,772.20
Payment Amount
(l)  the excess of (j) over (k)                      3,139,956.89

(m) Series Participation Interest Net Default        1,953,772.20
Payment Amount

(n) Optional Repurchase Amount (principal only)              0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections      4,929,404.81
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                0.00
than HFC
Series Participation Interest Monthly Interest       1,886,566.33
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall              0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default Amount         1,953,772.20
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-             0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                   471,641.58
Excess [Sec. 4.11(a)(vi)]                              617,424.70

Series Participation Investor Charge Off [Sec.               0.00
4.12(a)]

Seller's Interest
                                                 1,432,997,131.09





Series 1995-1  Owner Trust Calculations
Due Period                                             June 2000
Payment Date                                        Jul 17, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        7,157,763.93
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover Charge          0.00
offs

Accelerated Principal Payment                          58,955.20

Series Participation Interest Monthly Interest      1,886,566.33

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.             866,349.46
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             677,204.99
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.         67,625.54
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal Balance
  Pay Class A to Targeted Principal Balance- Sec.   3,518,389.37
3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         2,648,372.66
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to Sec.          0.00
3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       250,521.74
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           740,480.16
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              58,955.20


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided OC            0.00
>0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated             216,431.14
Certificate - Sec. 3.05(a)(vii)





Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       740,480.16
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided           0.00
OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total           58,955.20
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       681,524.96
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            2,513.15






Household Consumer

Loan Trust, 1995-1
Series 1995-1  Owner
Trust Calculations
Due Period Ending       Jun 30, 2000
Payment Date            Jul 17, 2000

Calculation of
Interest Expense

Index (LIBOR)              6.651250%
Accrual end date,       Jul 17, 2000
accrual beginning date  Jun 15, 2000
and days in
Interest Period                   32


                        Class A     Class B   Certificates    Overcoll
                                                               Amount
Beginning Unpaid      141,431,982  104,704,431  9,904,473   26,944,063
Principal Balance

Previously unpaid               0            0          0
interest/yield

Spread to index             0.24%       0.625%      1.03%
Rate (capped at         6.891250%    7.276250%  7.681250%
13.0%, 15%, 16%)

Interest/Yield            866,349      677,205     67,626
Payable on the
Principal Balance

Interest on                     0            0          0
previously unpaid
interest/yield

Interest/Yield Due        866,349      677,205     67,626

Interest/Yield Paid       866,349      677,205     67,626

Summary

Beginning Security    141,431,982  104,704,431  9,904,473   26,944,063
Balance

Beginning Adjusted    141,431,982  104,704,431  9,904,473
Balance

Principal Paid          3,577,345    2,648,373    250,522      740,480

Ending Security       137,854,637  102,056,059  9,653,951   26,262,538
Balance

Ending Adjusted       137,854,637  102,056,059  9,653,951
Balance

Ending Certificate                                      0
Balance as %
Participation
Interest Invested
Amount

Targeted Balance      137,913,593  102,056,059  9,653,951

Minimum Adjusted                    61,666,667  5,833,333   15,833,333
Balance



Certificate Minimum                             8,358,667
Balance

Ending OC Amount as                                         26,262,538
Holdback Amount

Ending OC Amount as                                                  0
Accelerated Prin Pmts

Beginning Net Charge            0            0          0            0
offs

Reversals                       0            0          0            0

Charge offs                     0            0          0            0

Ending Net Charge               0            0          0            0
Offs

Interest/Yield Paid    $1.1551326   $3.9327568 $2.2315714
per $1000

Principal Paid per     $4.7697928  $15.3799894 $8.2669529
$1000



